                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 23, 2004


                      AMERICAN ORIENTAL BIOENGINEERING INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     0-29015
                                    --------
                            (Commission File Number)


            NEVADA                                     84-0605867
            ------                                     ----------
(State or Other Jurisdiction of             (IRS Employer Identification Number)
        Incorporation)

NO. 308 XUEFU ROAD, NANGANG DISTRICT, HARBIN, CHINA, 150086
------------------------------------------------------------         ----------
          (Address of Principal Executive Offices)                   (Zip Code)

         Registrant's telephone number, including area code: (86) 451 8666 6601
                                                             ------------------

       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


              As used in this report, the terms "we", "us", "our" or "AOBO" refer to American Oriental Bioengineering, Inc., a Nevada corporation.


              AOBO completed a private placement of its securities to "accredited investors" pursuant to Regulation D under the Securities Act of 1933, as amended, resulting in $6,000,000 of gross proceeds to AOBO. The offering consisted of investment units, each comprised of one share of AOBO's common stock sold at a purchase price per share of $1.00, a 3-year Class A stock purchase warrant to purchase 1 share of common stock exercisable at $0.85, and a 3-year Class B stock purchase warrant to purchase 1/2 share of common stock exercisable at $1.60. AOBO paid fees and commissions in the aggregate amount of approximately $564,125 in connection with this offering.


              Westminster Securities Corporation of New York served as placement agent in connection with this offering. In compensation for its services, Westminster received Class A stock purchase warrants exercisable for a total of 1.5 million shares of AOBO's common stock, subject to adjustment provisions set forth in such warrants, and otherwise on the same terms and conditions as the Class A stock purchase warrants issued to the investors in the offering. AOBO expects to use the proceeds of the private placement in connection with its ongoing acquisition strategy, for working capital, new product development and general corporate purposes.


              The securities sold in this offering have not been registered under the Securities Act of 1933, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. AOBO has agreed to register the resale of the shares of common stock and the shares issuable upon exercise of the warrants, all issued to the investors in this private placement, on the terms and conditions set forth in AOBO's subscription agreements with the investors. A form of the subscription agreement has been filed as an exhibit to this current report on Form 8-K.


                   SECTION 3 -- SECURITIES AND TRADING MARKETS


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.


              Information set forth above under Item 1.01 is incorporated by reference herein.

                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

                  10.1 Form of Subscription Agreement between American Oriental Bioengineering, Inc. and each of the subscribers party thereto, dated as of November 23, 2004

                  10.2 Amendment Agreement between American Oriental Bioengineering, Inc. and each of the subscribers party thereto, dated as of November 17, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           AMERICAN ORIENTAL BIOENGINEERING INC.



Date:  November 24, 2004                   By: /S/ Lily Li
                                               --------------------------------
                                               Lily Li, Chief Operating Officer

                                  EXHIBIT INDEX


NUMBER            DESCRIPTION
------            -----------


10.1 Form of Subscription Agreement between American Oriental Bioengineering, Inc. and each of the subscribers party thereto dated as of November 23, 2004

10.2 Amendment Agreement between American Oriental Bioengineering, Inc. and each of the subscribers party thereto dated as of November 17, 2004